MUNIYIELD
                                                                      QUALITY
                                                                      FUND, INC.

                                    STRATEGIC
                                             Performance

                                                                Annual Report
                                                                October 31, 1997

MuniYield Quality Fund, Inc.

TO OUR SHAREHOLDERS

For the year ended October 31, 1997, the Common Stock of MuniYield Quality Fund, Inc. earned $0.894 per share income dividends, which included earned and unpaid dividends of $0.075. This represents a net annualized yield of 5.89%, based on a month-end per share net asset value of $15.17. Over the same period, the total investment return on the Fund's Common Stock was +11.03%, based on a change in per share net asset value from $14.57 to $15.17, and assuming reinvestment of $0.895 per share income dividends.

For the six-month period ended October 31, 1997, the total investment return on the Fund's Common Stock was +8.66%, based on a change in per share net asset value from $14.40 to $15.17, and assuming reinvestment of $0.445 per share income dividends.

For the six-month period ended October 31, 1997, the average yields of the Fund's Auction Market Preferred Stock were as follows: Series A, 3.33%; Series B, 3.69%; Series C, 3.86%; and Series D, 3.51%.

The Municipal Market Environment

Long-term interest rates generally declined during the six-month period ended October 31, 1997. The general financial environment has remained one of solid economic growth tempered by few or no inflationary pressures. While economic growth has been conducive to declining bond yields, it has remained strong enough to suggest that the Federal Reserve Board (FRB) might find it necessary to raise short-term interest rates. This would be intended to slow economic growth and ensure that any incipient inflationary pressures would be curtailed. There were investor concerns that the FRB would be forced to raise interest rates prior to year-end, thus preventing an even more dramatic decline in interest rates. Long-term tax-exempt revenue bonds, as measured by the Bond Buyer Revenue Bond Index, declined over 50 basis points (0.50%) to end the six-month period ended October 31, 1997 at 5.60%.

Similarly, long-term US Treasury bond yields generally moved lower during most of the six-month period ended October 31, 1997. However, the turmoil in the world's equity markets during the last week in October has resulted in a significant rally in the Treasury bond market. The US Treasury bond market was the beneficiary of a flight to quality mainly by foreign investors whose own domestic markets have continued to be very volatile. Prior to the initial decline in Asian equity markets, long-term US Treasury bond yields were essentially unchanged. By the end of October, US Treasury bond yields declined 80 basis points to 6.15%, their lowest level of 1997.

The tax-exempt bond market's continued underperformance as compared to its taxable counterpart has been largely in response to its ongoing weakening technical position. As municipal bond yields have declined, municipalities have hurriedly rushed to refinance outstanding higher-couponed debt with new issues financed at present low rates. During the last six months, over $118 billion in new long-term tax-exempt issues were underwritten, an increase of over 25% versus the comparable period a year ago. As interest rates have continued to decline, these refinancings have intensified municipal bond issuance. During the past three months, approximately $60 billion in new long-term municipal securities were underwritten, an increase of over 34% as compared to the October 31, 1996 quarter.

The recent trend toward larger and larger bond issues has also continued. However, issues of such magnitude usually must be attractively priced to ensure adequate investor interest. Obviously, the yields of other municipal bond issues are impacted by the yield premiums such large issuers have been required to pay. Much of the municipal bond market's recent underperformance can be traced to market pressures that these large bond issuances have exerted.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline is likely to be generated in

MuniYield Quality Fund, Inc.                                    October 31, 1997

part by reduced US export growth. Additionally, some decline in consumer spending also can be expected in response to reduced consumer confidence. Perhaps more importantly, it is likely that barring a dramatic and unexpected resurgence in domestic growth, the FRB may be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that for at least the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some pressure as a result of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancing. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of October), any further pressure on the municipal market may represent an attractive investment opportunity.

Portfolio Strategy

During the six-month period ended October 31, 1997, we maintained a neutral to aggressive investment strategy, which benefited Fund performance. Our focus during the period was on how fast the economy would grow without triggering inflation or an interest rate hike by the FRB. We did not believe inflation was a problem and kept cash reserves to a minimum to participate in the market rally.

In October, uncertainty disrupted the world equity markets, causing a "flight to quality" in the US bond market. This worldwide economic event will most likely preclude the FRB from raising interest rates further and slow US economic growth. This scenario could continue to enhance our strategy of being fully invested in high-quality, long-term municipal bonds.

Looking ahead, we will continue to monitor world events to see whether inflationary pressures will appear in 1998. It is our expectation that the US economy will slow and that interest rates will move lower over the next year. Consequently, we expect to maintain our current portfolio strategy in the near future.

MuniYield Quality Fund, Inc.'s positive performance during the year ended October 31, 1997 was mainly the result of our fully invested strategy, which captured the positive price movement resulting from lower long-term interest rates. This strategy produced a greater total return and higher yield for Common Stock shareholders than the Lipper Analytical General Municipal Closed End Funds Average.

In Conclusion

We appreciate your ongoing interest in MuniYield Quality Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Vice President and Portfolio Manager

December 1, 1997

We are pleased to announce that Kenneth A. Jacob is responsible for the day-to-day management of MuniYield Quality Fund, Inc. Mr. Jacob has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1984 as Vice President.

MuniYield Quality Fund, Inc.                                    October 31, 1997

PROXY RESULTS

During the six-month period ended October 31, 1997, MuniYield Quality Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 18, 1997. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------
                                                               Shares Voted   Shares Withheld
                                                                   For          From Voting
-----------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: James H. Bodurtha    29,178,047       625,946
                                           Herbert I. London    29,162,664       641,329
                                           Robert R. Martin     29,173,475       630,518
                                           Arthur Zeikel        29,169,986       634,007
-----------------------------------------------------------------------------------------------

                                                       Shares Voted  Shares Voted  Shares Voted
                                                           For         Against       Abstain
-----------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP
   as the Fund's independent auditors for the current
   fiscal year.                                         29,069,078      159,642      575,274
-----------------------------------------------------------------------------------------------

During the six-month period ended October 31, 1997, MuniYield Quality Fund, Inc. Preferred Stock shareholders (Series A, B, C and D) voted on the following proposals. The proposals were approved at a shareholders' meeting on September 17, 1997. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------
                                                               Shares Voted   Shares Withheld
                                                                   For          From Voting
-----------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: James H.
Bodurtha, Herbert I. London, Robert R. Martin,
Joseph L. May, Andre F. Perold and Arthur Zeikel as
follows:
                                          Series A                1,134             0
                                          Series B                1,074             0
                                          Series C                1,717             1
                                          Series D                1,875             0
-----------------------------------------------------------------------------------------------

                                                       Shares Voted  Shares Voted  Shares Voted
                                                           For         Against       Abstain
-----------------------------------------------------------------------------------------------
2.  To ratify the selection of Deloitte & Touche LLP as the Fund's independent auditors for the current
    fiscal year as follows:
                                          Series A        1,134          0             0
                                          Series B        1,074          0             0
                                          Series C        1,717          0             1
                                          Series D        1,867          0             8
-----------------------------------------------------------------------------------------------

MuniYield Quality Fund, Inc.                                    October 31, 1997

THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Quality Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Quality Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
DATES    Daily Adjustable Tax-Exempt Securities
EDA      Economic Development Authority
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDB      Industrial Development Board
IDR      Industrial Development Revenue Bonds
PCR      Pollution Control Revenue Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes

MuniYield Quality Fund, Inc.                                    October 31, 1997

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                   S&P    Moody's   Face                                                        Value
State            Ratings  Ratings  Amount                    Issue                            (Note 1a)
-----------------------------------------------------------------------------------------------------------
Alabama -- 1.1%    BBB     Baa1   $3,000   Courtland, Alabama, IDB, IDR, Refunding
                                           (Champion International Corporation), Series
                                           A, 7.20% due 12/01/2013                              $3,335
                   BBB     Baa1    3,640   Courtland, Alabama, IDB, Solid Waste Disposal
                                           Revenue Bonds (Champion International
                                           Corporation Project), AMT, 7% due 6/01/2022           3,955
-----------------------------------------------------------------------------------------------------------
Alaska -- 1.7%     A-      A2      5,000   Alaska Industrial Development and Export
                                           Authority (Revolving Fund), AMT, Series A,
                                           6.50% due 4/01/2014                                   5,368
                   NR*     NR*     6,000   Valdez, Alaska, Marine Terminal Revenue
                                           Refunding Bonds (Amerada Hess Pipeline
                                           Corporation), 6.10% due 2/01/2024                     6,145
-----------------------------------------------------------------------------------------------------------
Arizona -- 0.8%    A1+     P1      3,400   Maricopa County, Arizona, Pollution Control
                                           Corporation, PCR, Refunding (Arizona Public
                                           Service Company), VRDN, Series C,
                                           4% due 5/01/2029 (a)                                  3,400
                   A1+     P1      1,600   Pinal County, Arizona, IDA, PCR
                                           (Magma--Copper/Newmont Mining Corporation),
                                           VRDN, 3.65% due 12/01/2009 (a)                        1,600
-----------------------------------------------------------------------------------------------------------
Arkansas --        AAA     NR*     1,990   Arkansas State Development Finance Authority,
0.3%                                       S/F Mortgage Revenue Bonds, AMT, Series A,
                                           7.30% due 3/01/2013 (h)                               2,112
                   A1+     P1        100   Clark County, Arkansas, Solid Waste Disposal
                                           Revenue Bonds (Reynolds Metals Company
                                           Project), VRDN, AMT, 3.75% due 8/01/2022 (a)            100
-----------------------------------------------------------------------------------------------------------
California --                              California State Public Works Board, Lease
2.4%                                       Revenue Bonds (i):
                   A       Aaa     6,800    (Department of Corrections--Monterey County,
                                            Soledad II), Series A, 7% due 11/01/2004             8,001
                   AAA     Aaa     7,000    (Various University of California Projects),
                                            Series A, 6.60% due 12/01/2002                       7,892
-----------------------------------------------------------------------------------------------------------
Colorado--7.2%                             Colorado HFA, S/F Program, AMT:
                   NR*     Aa2     2,490    Senior Series A-1, 7.40% due 11/01/2027              2,799
                   NR*     Aa2     6,990    Senior Series D-1, 7.375% due 6/01/2026              7,794
                   NR*     Aa2     1,355   Colorado HFA, S/F Project, Senior Series C-2,
                                           7.45% due 6/01/2017       1,534
                   NR*     Aaa     1,350   Colorado Health Facilities Authority,
                                           Hospital Revenue Bonds (P/SL Healthcare
                                           System Project), Series A, 6.875% due
                                           2/15/2003 (i)                                         1,529
                   NR*     Aaa     4,550   Colorado Health Facilities Authority Revenue
                                           Bonds (Swedish Medical Center Project),
                                           Series A, 6.80% due 1/01/2003 (i)                     5,138
                                           Denver, Colorado, City and County Airport
                                           Revenue Bonds:
                   BBB     Baa1    2,045    AMT, Series B, 7.25% due 11/15/2002 (i)              2,346
                   BBB     Baa1    7,955    AMT, Series B, 7.25% due 11/15/2023                  8,867
                   BBB     Baa1    1,510    AMT, Series D, 7.75% due 11/15/2001 (i)              1,730
                   BBB     Baa1    5,000    AMT, Series D, 7.75% due 11/15/2013                  6,250
                   BBB     Baa1    5,740    AMT, Series D, 7.75% due 11/15/2021                  6,427
                   AAA     Aaa     3,000    Refunding, Series D, 5.875% due 11/15/2016(c)        3,075
-----------------------------------------------------------------------------------------------------------
Florida -- 0.8%    AA-     VMIG1+    600   Dade County, Florida, IDA, Exempt Facilities
                                           Revenue Refunding Bonds (Florida Power and
                                           Light Company), VRDN, 3.65% due 6/01/2021 (a)           600
                   NR*     Baa     3,120   Palm Bay, Florida, Lease Revenue Refunding
                                           Bonds (Florida Education and Research
                                           Foundation Project), Series A, 7% due
                                           9/01/2024                                             3,483
                   A1      VMIG1+  1,200   Pinellas County, Florida, Health Facilities
                                           Authority, Revenue Refunding Bonds (Pooled
                                           Hospital Loan Program), DATES, 3.65% due
                                           12/01/2015(a)                                         1,200
                   A1+     VMIG1+    100   Saint Lucie County, Florida, PCR, Refunding
                                           (Florida Power and Light Company Project),
                                           VRDN, 3.65% due 1/01/2026(a)                            100
-----------------------------------------------------------------------------------------------------------

MuniYield Quality Fund, Inc.                                    October 31, 1997
SCHEDULE OF INVESTMENTS                                           (in Thousands)

                     S&P    Moody's   Face                                                        Value
State              Ratings  Ratings  Amount                    Issue                            (Note 1a)
-------------------------------------------------------------------------------------------------------------
Georgia -- 1.6%      AA     Aa3     $ 4,825  Atlanta, Georgia, GO, UT, Series A, 6.125%
                                             due 12/01/2023                                      $ 5,213
                     A-1    VMIG1+      100  Burke County, Georgia, Development Authority,
                                             PCR (Georgia Power Company--Plant Vogtle
                                             Project), VRDN, 2nd Series, 3.65% due
                                             4/01/2025 (a)                                           100
                     A      A3        4,785  Monroe County, Georgia, Development
                                             Authority, PCR, Refunding (Oglethorpe
                                             Power--Scherer), Series A, 6.80% due 1/01/2011        5,560
-------------------------------------------------------------------------------------------------------------
Illinois -- 10.3%    AAA    Aaa       2,745  Chicago, Illinois, Board of Education,
                                             Chicago School Reform, GO, UT, 6.25% due
                                             12/01/2009(c)                                         3,088
                     AAA    Aaa      17,000  Chicago, Illinois, Metropolitan Housing
                                             Development Corporation, Mortgage Revenue
                                             Refunding Bonds (Housing Development), Series
                                             A, 6.85% due 7/01/2022 (b)(f)                        18,015
                     AAA    Aaa       5,000  Chicago, Illinois, Wastewater Transmission
                                             Revenue Refunding Bonds, 5.125% due 1/01/2025(e)      4,805
                     BBB    Baa1     21,000  Illinois Development Finance Authority, PCR,
                                             Refunding (Illinois Power Company Project),
                                             Series A, 7.375% due 7/01/2021                       24,155
                     AA-    Aa3       2,130  Illinois Development Finance Authority
                                             Revenue Bonds (Presbyterian Home Lake),
                                             Series B, 6.25% due 9/01/2017                         2,271
                     NR*    A1        3,750  Illinois Student Assistance Commission,
                                             Student Loan Revenue Bonds, AMT, Sub-Series
                                             CC, 6.875% due 3/01/2015                              4,013
                                             Metropolitan Pier and Exposition Authority,
                                             Illinois, Dedicated State Tax Revenue
                                             Refunding Bonds (McCormick Place Expansion
                                             Project), Series A (c)**:
                     AAA    Aaa      16,570    5.87% due 12/15/2020                                4,790
                     AAA    Aaa      10,000    6.03% due 12/15/2022                                2,578
                     AAA    Aaa      10,000  Will County, Illinois, Community Unit School
                                             District No. 365, UT, Series B, 5.45%** due
                                             11/01/2013(d)                                         4,263
-------------------------------------------------------------------------------------------------------------
Indiana -- 5.8%                              De Kalb County, Indiana, Redevelopment
                                             Authority (Mini-Mill), Series A (l):
                     AAA    NR*       3,000    6.50% due 1/15/2014                                 3,296
                     AAA    NR*       3,220    6.625% due 1/15/2017                                3,556
                     AAA    NR*       2,500  Indiana Bond Bank Revenue Guarantee Bonds
                                             (State Revolving Fund Program), Series A,
                                             6.875% due 2/01/2012                                  2,812
                     AAA    Aaa       3,195  Indiana State Office Building Commission,
                                             Capital Complex Revenue Refunding Bonds
                                             (Governmental Center Package Facilities),
                                             Series A, 5.25% due 7/01/2015 (b)                     3,141
                     BBB    Baa2      7,800  Indianapolis, Indiana, Airport Authority,
                                             Special Facilities Revenue Bonds (Federal
                                             Express Corporation Project), AMT, 7.10% due
                                             1/15/2017                                             8,745
                     A+     NR*      15,000  Indianapolis, Indiana, Local Public
                                             Improvement Bond Bank, Refunding, Series D,
                                             6.75% due 2/01/2020                                  16,568
-------------------------------------------------------------------------------------------------------------
Kansas -- 0.6%       AAA    Aaa       3,500  Kansas City, Kansas, Utility System Revenue
                                             Refunding and Improvement Bonds, 6.375% due
                                             9/01/2023 (e)                                         3,862
-------------------------------------------------------------------------------------------------------------
Kentucky -- 6.0%     NR*    Baa1      5,000  Ashland, Kentucky, PCR, Refunding (Ashland
                                             Oil Incorporated Project), 6.65% due
                                             8/01/2009                                             5,396
                     AAA    Aaa       5,000  Kentucky Housing Corporation, Housing Revenue
                                             Bonds, AMT, Series B, 6.625% due 7/01/2026(f)         5,293
                     AAA    Aaa       9,650  Kentucky State Turnpike Authority, Economic
                                             Development, Revenue Refunding Bonds
                                             (Revitalization Projects), 5.50% due
                                             7/01/2008 (b)                                        10,283
                     AAA    Aaa       6,570  Lexington-Fayette Urban County Government,
                                             Kentucky, Governmental Project Revenue Bonds
                                             (University of Kentucky Alumni Association
                                             Inc. Project), 6.75% due 11/01/2020 (c)               7,469
                     NR*    NR*       5,250  Perry County, Kentucky, Solid Waste Disposal
                                             Revenue Bonds (TJ International Project),
                                             AMT, 7% due 6/01/2024                                 5,700
                     A1+    Aa2       5,000  Trimble County, Kentucky, PCR (Louisville Gas
                                             and Electric Company), AMT, Series B, 6.55%
                                             due 11/01/2020                                        5,405
-------------------------------------------------------------------------------------------------------------

MuniYield Quality Fund, Inc.                                    October 31, 1997

                      S&P    Moody's   Face                                                          Value
State               Ratings  Ratings  Amount                    Issue                              (Note 1a)
-------------------------------------------------------------------------------------------------------------
Louisiana -- 1.9%     NR*    A3       $11,115    Lake Charles, Louisiana, Harbor and Terminal
                                                 District, Port Facilities Revenue Refunding
                                                 Bonds (Trunkline LNG Company Project), 7.75%
                                                 due 8/15/2022                                      $12,738
----------------------------------------------------------------------------------------------------------------
Maryland -- 0.3%      NR*    Aaa        1,950    Prince Georges County, Maryland, Hospital
                                                 Revenue Bonds (Dimensions Health
                                                 Corporation), 7% due 7/01/2002 (i)                   2,203
----------------------------------------------------------------------------------------------------------------
Massachusetts --      AAA    Aaa        1,000    Boston, Massachusetts, GO, UT, Series B,
7.4%                                             5.875% due 8/01/2012 (b)                             1,056
                                                 Massachusetts Bay Transportation Authority,
                                                 General Transportation Systems, Refunding,
                                                 Series A:
                      AA-    A1         3,730     7% due 3/01/2011                                    4,453
                      AA-    A1         3,550     7% due 3/01/2014                                    4,274
                      AA-    A1         5,000    Massachusetts Bay Transportation Authority,
                                                 Massachusetts Transportation Systems, Series
                                                 C, 6.10% due 3/01/2002 (i)                           5,433
                      BBB+   Aaa        1,045    Massachusetts Municipal Wholesale Electric
                                                 Company, Power Supply System Revenue Bonds,
                                                 Series B, 6.75% due 7/01/2002 (i)                    1,171
                      AAA    Aaa        2,000    Massachusetts State, Consolidated Loan Bonds,
                                                 Series B, 5.50% due 7/01/2013 (b)                    2,053
                      AAA    Aaa        3,500    Massachusetts State, HFA, Residential
                                                 Development, Series D, 6.80% due 11/15/2012(j)       3,760
                                                 Massachusetts State, HFA, S/F Housing Revenue
                                                 Bonds:
                      A+     Aa         4,025     Series 33, 6.35% due 6/01/2017                      4,229
                      A+     Aa         3,035     Series 37, 6.35% due 6/01/2017                      3,195
                      A+     A1         3,595    Massachusetts State Health and Educational
                                                 Facilities Authority Revenue Bonds (Brigham
                                                 and Women's Hospital), Series C,
                                                 7% due 6/01/1999 (i)                                 3,827
                      NR*    Aaa       16,200    Massachusetts State Turnpike Authority,
                                                 Metropolitan Highway System Revenue Bonds,
                                                 Series A, 5% due 1/01/2037 (c)                      15,248
----------------------------------------------------------------------------------------------------------------
Michigan -- 3.2%      BBB    Baa1      12,650    Dickinson County, Michigan, Economic
                                                 Development Corporation, PCR, Refunding
                                                 (Champion International Corporation Project),
                                                 5.85% due 10/01/2018                                12,955
                      AAA    Aaa        3,215    Michigan State Building Authority, Revenue
                                                 Refunding Bonds, Series I, 6.25% due
                                                 10/01/2020 (c)                                       3,465
                      A      A2         4,375    Michigan State Hospital Finance Authority,
                                                 Revenue Refunding Bonds (Detroit Medical
                                                 Center Obligation Group), Series A, 6.50% due
                                                 8/15/2018                                            4,714
----------------------------------------------------------------------------------------------------------------
Missouri -- 0.9%      AAA    Aaa        2,000    Kansas City, Missouri, Municipal Assistance
                                                 Corporation, Revenue Refunding Bonds
                                                 (Leasehold--H. Roe Bartle), Series A, 5% due
                                                 4/15/2020 (c)                                        1,927
                      AA-    Aa3        4,000    Saint Louis, Missouri, Parking Facility
                                                 Revenue Bonds, 6.625% due 12/15/2002 (i)             4,340
----------------------------------------------------------------------------------------------------------------
Nebraska -- 1.4%      AAA    Aaa        9,400    Nebraska Public Power District, Power Supply
                                                 System Revenue Bonds, Series A, 5.25% due
                                                 1/01/2028 (c)                                        9,218
----------------------------------------------------------------------------------------------------------------
New Hampshire --      NR*    Baa1       4,290    New Hampshire Higher Educational and Health
0.7%                                             Facilities Authority, Revenue Refunding
                                                 Bonds (Saint Anselm College), 6.20% due
                                                 7/01/2013                                             4,435
----------------------------------------------------------------------------------------------------------------
New Mexico -- 0.8%    A      A2         5,000    Lordsburg, New Mexico, PCR, Refunding (Phelps
                                                 Dodge Corporation Project), 6.50% due
                                                 4/01/2013                                             5,412
----------------------------------------------------------------------------------------------------------------
New York -- 13.1%                                New York City, New York, GO, UT:
                      BBB+   Baa1       5,000     Refunding, Series E, 6.50% due 2/15/2006             5,507
                      BBB+   Baa1       2,315     Refunding, Series J, 6% due 8/01/2017                2,404
                      AAA    Aaa        4,740     Series A, 7.75% due 8/15/2001 (i)                    5,397
                      BBB+   Baa1         260     Series A, 7.75% due 8/15/2017                          291
                      BBB+   Baa1       5,000     Series B, 5.875% due 8/15/2013                       5,159
                      BBB+   Baa1       9,055     Series F, 5.75% due 2/01/2019                        9,152
----------------------------------------------------------------------------------------------------------------

MuniYield Quality Fund, Inc.                                    October 31, 1997

                      S&P    Moody's   Face                                                        Value
State               Ratings  Ratings  Amount                    Issue                            (Note 1a)
----------------------------------------------------------------------------------------------------------
New York                                       New York City, New York, GO, UT (concluded):
(concluded)           BBB+    Baa1   $ 8,825    Series G, 5.75% due 2/01/2017                     $ 8,968
                      BBB+    Baa1     5,000    Series K, 6.25% due 4/01/2026                       5,332
                                               New York City, New York, Municipal Water
                                               Finance Authority, Water and Sewer System
                                               Revenue Bonds (c):
                      AAA     Aaa      8,085    RITR, Series RI-97-6, 7.495% due 6/15/2026 (g)      8,560
                      AAA     Aaa      1,590    Series B, 5.75% due 6/15/2026                       1,642
                      AAA     Aaa      3,485   New York State Dormitory Authority Revenue
                                               Bonds (Saint Vincents Hospital and Medical
                                               Center), 5.75% due 8/01/2015 (b)(f)                  3,603
                                               New York State Environmental Facilities
                                               Corporation, PCR (State Water Revolving
                                               Fund):
                      A-      Aa2      3,380    New York City Municipal Water Finance
                                                Authority, Series B, 5.25% due 6/15/2014            3,343
                      A       Aa       5,680    Series E, 6.50% due 6/15/2001 (i)                   6,216
                      A       Aa         220    Series E, 6.50% due 6/15/2014                         239
                                               New York State Local Government Assistance
                                               Corporation, Series A:
                      A+      A3       1,000    6% due 4/01/2016                                    1,067
                      A+      A3      13,450    6.50% due 4/01/2020                                14,466
                      BBB+    Baa1     5,000   New York State Urban Development Corporation,
                                               Revenue Refunding Bonds (Correctional Capital
                                               Facilities), 5.75% due 1/01/2013                     5,096
----------------------------------------------------------------------------------------------------------
Ohio -- 1.6%          AA-     Aa3     10,000   Ohio State Air Quality Development Authority,
                                               Revenue Refunding Bonds (Dayton Power and
                                               Light Project), Series B, 6.40% due 8/15/2027       10,778
----------------------------------------------------------------------------------------------------------
Rhode Island -- 0.4%  AAA     Aaa      2,500   Providence, Rhode Island, Series A, GO, UT,
                                               5.70% due 7/15/2019 (d)                              2,582
----------------------------------------------------------------------------------------------------------
South Carolina --     A       A1      12,000   Fairfield County, South Carolina, PCR (South
6.1%                                           Carolina Electric and Gas Company),
                                               6.50% due 9/01/2014                                 13,039
                      A-      A1       8,000   Richland County, South Carolina, Solid Waste
                                               Disposal Facilities Revenue Bonds (Union Camp
                                               Corporation Project), AMT, Series A, 6.75%
                                               due 5/01/2022                                        8,669
                      AAA     Aaa      4,000   South Carolina State, Housing Finance and
                                               Development Authority, Mortgage Revenue
                                               Bonds, Series A-1, AMT, 5.95% due 7/01/2029(b)       4,097
                      AAA     Aaa      9,500   South Carolina State Public Service Authority
                                               Revenue Bonds (Santee Cooper), Series D,
                                               6.625% due 7/01/2002 (i)                            10,597
                      NR*     NR*      3,800   Spartanburg County, South Carolina, Solid
                                               Waste Disposal Facilities Revenue Bonds (BMW
                                               Project), AMT, 7.55% due 11/01/2024                  4,289
----------------------------------------------------------------------------------------------------------
South Dakota --       AAA     Aa1      5,500   South Dakota HDA, Homeownership Mortgage,
0.9%                                           Refunding, Series A, 6.45% due 5/01/2022             5,731
----------------------------------------------------------------------------------------------------------
Tennessee -- 3.4%     BBB     Baa1     2,500   McMinn County, Tennessee, IDB, Solid Waste
                                               Revenue Bonds (Recycling Facility--Calhoun
                                               Newsprint--Bowater), AMT, 7.40% due 12/01/2022       2,787
                      AA      Aa2     18,050   Metropolitan Government, Nashville and
                                               Davidson Counties, Tennessee, GO, UT, 6.15%
                                               due 5/15/2002 (i)                                   19,703
----------------------------------------------------------------------------------------------------------
Texas -- 4.4%         AAA     Aaa      6,615   Austin, Texas, Independent School District,
                                               Refunding, UT, 5.60% due 8/01/2009                   6,998
                      AAA     Aaa      2,150   Austin, Texas, Utility System Revenue Bonds
                                               (Combined Prior Lien), 6.25% due 5/15/2004(c)(i)     2,371
                      NR*     Aaa      1,000   Bell County, Texas, Health Facilities
                                               Development Corporation Revenue Bonds
                                               (Lutheran General Health Care System--Parkside
                                               Medical Services Corporation), 6.50% due
                                               7/01/2019 (k)                                        1,140
----------------------------------------------------------------------------------------------------------

MuniYield Quality Fund, Inc.                                    October 31, 1997

SCHEDULE OF OF INVESTMENTS (concluded)

                         S&P    Moody's    Face                                                        Value
State                  Ratings  Ratings   Amount                    Issue                            (Note 1a)
-------------------------------------------------------------------------------------------------------------
Texas                   BBB      Baa1    $ 1,840  Gulf Coast Waste Disposal Authority, Texas,
(concluded)                                       Revenue Bonds (Champion
                                                  International Corporation), AMT, 7.45% due
                                                  5/01/2026                                          $  2,030
                                                  Harris County, Texas, Health Facilities
                                                  Development Corporation, Hospital Revenue
                                                  Bonds:
                        A-       A2        5,000   (Memorial Hospital Systems Project), Series
                                                   A, 6.60% due 6/01/2004 (i)                           5,664
                        A1+      NR*         100   Refunding (Methodist Hospital), VRDN, 3.70%
                                                   due 12/01/2026 (a)                                     100
                        AA       Aa2       5,000  Harris County, Texas, Toll Road Revenue
                                                  Refunding Bonds, Sub-Lien, GO, UT, 6.75% due
                                                  8/01/2014                                             5,472
                        A+       Aa        5,295  Texas Housing Agency, Residential Development
                                                  Mortgage Revenue Bonds, Series A, 7.50% due
                                                  7/01/2015 (h)                                         5,672
-------------------------------------------------------------------------------------------------------------
Utah -- 3.0%            AA       Aa       15,000  Salt Lake City, Utah, Hospital Revenue
                                                  Refunding Bonds (IHC Hospitals Inc.), 6.30%
                                                  due 2/15/2015                                        16,810
                        A-       NR*       2,710  West Valley City, Utah, Redevelopment Agency,
                                                  Tax Increment Revenue Bonds, 6% due 3/01/2024         2,809
-------------------------------------------------------------------------------------------------------------
Virginia -- 7.9%        AA       Aa3       5,000  Chesapeake, Virginia, Water and Sewer, GO,
                                                  UT, Series A, 5% due 12/01/2025                       4,789
                                                  Norfolk, Virginia, Capital Improvement, GO,
                                                  UT (e):
                        AAA      Aaa       2,190   5.375% due 6/01/2016                                 2,210
                        AAA      Aaa       2,190   5.375% due 6/01/2017                                 2,210
                        AAA      Aaa       3,500  Richmond, Virginia, Refunding, GO, UT, Series
                                                  B, 5% due 1/15/2021 (e) 3,365
                                                  Virginia State, HDA, Commonwealth Mortgage:
                        AA+      Aa1      22,000   Series A, 7.15% due 1/01/2033                       23,159
                        AA+      Aa1       5,000   Series B, Sub-Series B-1, 6.875% due 7/01/2011       5,331
                        AA       Aa       10,000  Virginia State Transportation Board,
                                                  Transportation Contract Revenue Refunding
                                                  Bonds (Route 28 Project), 6.50% due 4/01/2018        10,906
-------------------------------------------------------------------------------------------------------------
Washington -- 0.4%      AAA      Aaa       2,825  Washington State Public Power Supply System
                                                  Revenue Refunding Bonds (Nuclear Project No.
                                                  2), Series A, 5.70% due 7/01/2011 (b)                 2,950
-------------------------------------------------------------------------------------------------------------
West Virginia -- 1.7%   A        A2        5,000  Braxton County, West Virginia, Solid Waste
                                                  Disposal Revenue Bonds (Weyerhaeuser Company
                                                  Project), AMT, 6.50% due 4/01/2025                    5,400
                        BBB+     Baa1      5,600  Putnam County, West Virginia, PCR, Refunding
                                                  (Appalachian Power Company Project), Series
                                                  C, 6.60% due 7/01/2019                                5,954
-------------------------------------------------------------------------------------------------------------
Wisconsin -- 0.8%       A        A1        3,800  Wisconsin Housing and EDA, Housing Revenue
                                                  Bonds, AMT, Series D, 7.20% due 11/01/2013            4,036
                        NR*      A2        1,100  Wisconsin State Health and Educational
                                                  Facilities Authority Revenue Bonds (Mercy
                                                  Hospital of Janesville Inc.), 6.60%
                                                  due 8/15/2022                                         1,173
-------------------------------------------------------------------------------------------------------------
Total Investments (Cost -- $607,343) -- 98.9%                                                         654,526
Other Assets Less Liabilities -- 1.1%                                                                   7,121
                                                                                                     ========
Net Assets -- 100.0%                                                                                 $661,647
                                                                                                     ========
-------------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1997.
(b)   AMBAC Insured.
(c)   MBIA Insured.
(d)   FSA Insured.
(e)   FGIC Insured.
(f)   FHA Insured.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1997.
(h)   GNMA Collateralized.
(i)   Prerefunded.
(j)   FNMA Collateralized.
(k)   Escrowed to Maturity.
(l)   Connie Lee Insured.
+     Highest short-term rating by Moody's Investors Service, Inc.
*     Not Rated.
** Represents a zero-coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

MuniYield Quality Fund, Inc.                                    October 31, 1997

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1997
---------------------------------------------------------------------------------------------------------
Assets:       Investments, at value (identified cost--$607,343,485)
              (Note 1a) ....................................................                 $654,526,019
              Cash .........................................................                      343,565
              Receivables:
               Interest ....................................................  $ 11,968,731
               Securities sold .............................................        10,310     11,979,041
                                                                              ------------
              Prepaid expenses and other assets ............................                       14,273
                                                                                             ------------
              Total assets .................................................                  666,862,898
                                                                                             ------------
---------------------------------------------------------------------------------------------------------
Liabilities:  Payables:
               Securities purchased ........................................     4,233,300
               Dividends to shareholders (Note 1f) .........................       568,233
               Investment adviser (Note 2) .................................       297,394      5,098,927
                                                                              ------------
              Accrued expenses and other liabilities .......................                      117,435
                                                                                             ------------
              Total liabilities ............................................                    5,216,362
                                                                                             ------------
---------------------------------------------------------------------------------------------------------
Net Assets:   Net assets ...................................................                 $661,646,536
                                                                                             ============
---------------------------------------------------------------------------------------------------------
Capital:      Capital Stock (200,000,000 shares authorized) (Note 4):
               Preferred Stock, par value $.05 per share (8,000 shares
               of AMPS* issued and outstanding at $25,000 per share
               liquidation preference) .....................................                 $200,000,000
               Common Stock, par value $.10 per share (30,425,258 shares
               issued and outstanding) .....................................  $  3,042,526
              Paid-in capital in excess of par .............................   423,867,420
              Undistributed investment income--net .........................     4,185,678
              Accumulated realized capital losses on investments--net
              (Note 5) .....................................................   (16,631,622)
              Unrealized appreciation on investments--net ..................    47,182,534
                                                                              ------------
              Total--Equivalent to $15.17 net asset value per share of
              Common Stock (market price--$14.4375) ........................                  461,646,536
                                                                                             ------------
              Total capital ................................................                 $661,646,536
                                                                                             ============
---------------------------------------------------------------------------------------------------------

              * Auction Market Preferred Stock.
                See Notes to Financial Statements.

MuniYield Quality Fund, Inc.                                    October 31, 1997

Statement of Operations

                                                                            For the Year Ended
                                                                             October 31, 1997
-----------------------------------------------------------------------------------------------
Investment Income    Interest and amortization of premium
(Note 1d):            and discount earned ....................                $38,828,331
-----------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2) .......  $3,256,764
                     Commission fees (Note 4) ................     510,956
                     Transfer agent fees .....................     100,734
                     Accounting services (Note 2) ............      82,487
                     Professional fees .......................      78,541
                     Printing and shareholder reports ........      47,955
                     Custodian fees ..........................      33,820
                     Listing fees ............................      26,950
                     Directors' fees and expenses ............      22,820
                     Pricing fees ............................      14,141
                     Amortization of organization expenses
                      (Note 1e) ..............................       4,917
                     Other ...................................      43,861
                                                                ----------
                     Total expenses ..........................                  4,223,946
                                                                              -----------
                     Investment income--net ..................                 34,604,385
                                                                              -----------
-----------------------------------------------------------------------------------------------
Realized &           Realized gain on investments--net .......                  3,328,987
Unrealized Gain on   Change in unrealized appreciation on
Investments -- Net    investments--net .......................                 14,811,503
(Notes 1b, 1d & 3):                                                           -----------
                     Net Increase in Net Assets Resulting
                      from Operations ........................                $52,744,875
                                                                              ===========
-----------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                            For the Year Ended October 31,
                                                            ------------------------------
Increase (Decrease) in Net Assets:                               1997           1996
-------------------------------------------------------------------------------------------
Operations:      Investment income--net ..................  $ 34,604,385   $ 34,288,678
                 Realized gain (loss) on investments--net      3,328,987     (5,776,283)
                 Change in unrealized appreciation on
                  investments--net .......................    14,811,503      5,462,482
                                                            ------------   ------------
                 Net increase in net assets resulting from
                  operations .............................    52,744,875     33,974,877
                                                            ------------   ------------
-------------------------------------------------------------------------------------------
Dividends to     Investment income--net:
Shareholders      Common Stock ...........................   (27,227,016)   (27,326,111)
(Note 1f):        Preferred Stock ........................    (7,025,740)    (7,212,600)
                                                            ------------   ------------
                 Net decrease in net assets resulting from
                  dividends to shareholders ..............   (34,252,756)   (34,538,711)
                                                            ------------   ------------
-------------------------------------------------------------------------------------------
Net Assets:      Total increase (decrease) in net assets .    18,492,119       (563,834)
                 Beginning of year .......................   643,154,417    643,718,251
                                                            ------------   ------------
                 End of year* ............................  $661,646,536   $643,154,417
                                                            ============   ============
                 * Undistributed investment income--net ..  $  4,185,678   $  3,834,049
                                                            ============   ============
-------------------------------------------------------------------------------------------

                 See Notes to Financial Statements.

MuniYield Quality Fund, Inc..October 31, 1997

FINANCIAL INFORMATION (concluded)

Financial Highlights

The following per share data and ratios have been derived                                  For the Year Ended
from information provided in the financial statements.                                         October 31,
                                                                     -----------------------------------------------------
Increase (Decrease) in Net Asset Value:                                 1997       1996       1995       1994       1993
--------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of year .............. $  14.57   $  14.58   $  13.16   $  15.95   $  13.38
Operating                                                            --------   --------     ------   --------   --------
Performance:       Investment income--net ..........................     1.13       1.14       1.15       1.16       1.18
                   Realized and unrealized gain (loss) on
                   investments--net ................................      .59       (.01)      1.43      (2.57)      2.58
                                                                     --------   --------     ------   --------   --------
                   Total from investment operations ................     1.72       1.13       2.58      (1.41)      3.76
                                                                     --------   --------     ------   --------   --------
                   Less dividends and distributions to Common Stock
                   shareholders:
                    Investment income--net .........................     (.89)      (.90)      (.89)      (.96)      (.99)
                    Realized gain on investments--net ..............       --         --       (.02)      (.22)        --
                    In excess of realized gain on investments--net .       --         --         --+        --         --
                                                                     --------   --------     ------   --------   --------
                   Total dividends and distributions to Common
                   Stock shareholders ..............................     (.89)      (.90)      (.91)     (1.18)      (.99)
                                                                     --------   --------     ------   --------   --------
                   Effect of Preferred Stock activity:
                    Dividends and distributions to Preferred
                    Stock shareholders:
                      Investment income--net .......................     (.23)      (.24)      (.25)      (.16)      (.20)
                      Realized gain on investments--net ............       --         --         --+      (.04)        --
                      In excess of realized gain on
                      investments--net .............................       --         --         --+        --         --
                                                                     --------   --------     ------   --------   --------
                   Total effect of Preferred Stock activity ........     (.23)      (.24)      (.25)      (.20)      (.20)
                                                                     --------   --------     ------   --------   --------
                   Net asset value, end of year ....................   $15.17   $  14.57   $  14.58   $  13.16   $  15.95
                                                                     ========   ========     ======   ========   ========
                   Market price per share, end of year ............. $14.4375   $ 12.875     12.625   $  11.00   $  15.25
                                                                     ========   ========     ======   ========   ========
--------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on market price per share .................    19.58%      9.12%     23.63%    (21.32%)    19.68%
Return:*                                                             ========   ========     ======   ========   ========
                   Based on net asset value per share ..............    11.03%      6.93%     19.34%    (10.00%)    27.46%
                                                                     ========   ========     ======   ========   ========
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average   Expenses, net of reimbursement .................      .65%       .66%       .66%       .66%       .60%*
Net Assets:**                                                        ========   ========     ======   ========   ========
                   Expenses ........................................      .65%       .66%       .66%       .66%       .61%*
                                                                     ========   ========     ======   ========   ========
                   Investment income--net ..........................     5.32%      5.32%      5.65%      5.50%      5.52%*
                                                                     ========   ========     ======   ========   ========
--------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, net of Preferred Stock, end
Data:              of year (in thousands) .......................... $461,647   $443,154   $443,718   $400,387   $485,376
                                                                     ========   ========     ======   ========   ========
                   Preferred Stock outstanding, end of year
                   (in thousands) .................................. $200,000   $200,000   $200,000   $200,000   $200,000
                                                                     ========   ========     ======   ========   ========
                   Portfolio turnover ..............................    36.87%     68.22%     57.56%     42.31%     66.14%
                                                                     ========   ========     ======   ========   ========
--------------------------------------------------------------------------------------------------------------------------
Leverage:          Asset coverage per $1,000 ....................... $  3,308   $  3,216   $  3,219   $  3,002   $  3,427
                                                                     ========   ========     ======   ========   ========
--------------------------------------------------------------------------------------------------------------------------
Dividends Per      Series A--Investment income--net ................ $    864   $    953   $    961   $    571   $    713
Share on                                                             ========   ========     ======   ========   ========
Preferred Stock    Series B--Investment income--net ................ $    892   $    880   $    917   $    627   $    685
Outstanding:++                                                       ========   ========     ======   ========   ========
                   Series C--Investment income--net ................ $    884   $    888   $    977   $    577   $    747
                                                                     ========   ========     ======   ========   ========
                   Series D--Investment income--net ................ $    873   $    885   $    921   $    698   $    832
                                                                     ========   ========     ======   ========   ========
--------------------------------------------------------------------------------------------------------------------------

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Amount is less than $.01 per share.
++ Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.

See Notes to Financial Statements.

MuniYield Quality Fund, Inc.                                    October 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield Quality Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MQY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.


(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

MuniYield Quality Fund, Inc.                                    October 31, 1997

NOTES TO FINANCIAL STATEMENTS (concluded)

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1997 were $232,694,855 and $230,708,829, respectively.

Net realized and unrealized gains (losses) as of October 31, 1997 were as follows:

------------------------------------------------------------
                                 Realized
                                  Gains         Unrealized
                                 (Losses)          Gains
------------------------------------------------------------
Long-term investments .......  $ 3,421,687      $47,182,534
Financial futures contracts .      (92,700)              --
                               -----------      -----------
Total .......................  $ 3,328,987      $47,182,534
                               ===========      ===========
------------------------------------------------------------

As of October 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $47,182,534, of which $47,203,913 related to appreciated securities and $21,379 related to depreciated securities. The aggregate cost of investments at October 31, 1997 for Federal income tax purposes was $607,343,485.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended October 31, 1997 and October 31, 1996 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1997 were as follows: Series A, 3.573%; Series B, 3.525%; Series C, 3.50%; and Series D, 3.55%.

As of October 31, 1997, there were 8,000 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $269,376 as commissions.

5. Capital Loss Carryforward:

At October 31, 1997, the Fund had a net capital loss carryforward of approximately $8,171,000, of which $3,654,000 expires in 2003 and $4,517,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On November 6, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.074592 per share, payable on November 26, 1997 to shareholders of record as of November 17, 1997.

MuniYield Quality Fund, Inc.                                    October 31, 1997

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of MuniYield Quality Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Quality Fund, Inc. as of October 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Quality Fund, Inc. as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 5, 1997

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield Quality Fund, Inc. during its taxable year ended October 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.

Officers and Directors

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Hugh T. Hurley III, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:

IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MQY

This report, including the financial information herein, is transmitted to the shareholders of MuniYield Quality Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield
Quality Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                       #16352 -- 10/97

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